Other information	12 Months Ended
Dec. 31, 2019
Other information
Other information

26 Other information

Supplemental cash flow information

(€ million)	2019	2018	2017
Investment in consolidated subsidiaries and businesses
Current assets	1	44
Non-current assets	12	198
Net borrowings		11
Current and non-current liabilities	(6)	(47)
Net effect of investments	7	206
Fair value of investments held before the acquisition of control		(50)
Non-controlling interests	(2)
Gain on a bargain purchase		(8)
Purchase price	5	148
less:
Cash and cash equivalents		(29)
Consolidated subsidiaries and businesses net of cash and cash equivalent acquired	5	119
Disposal of consolidated subsidiaries and businesses
Current assets	77	328	166
Non-current assets	188	5,079	814
Net borrowings	11	785	(252)
Current and non-current liabilities	(57)	(3,470)	(205)
Net effect of disposals	219	2,722	523
Reclassification of foreign currency translation differences among other items of comprehensive income	(24)	113
Fair value of share capital held after the sale of control		(3,498)
Fair value valuation for business combination		889
Gain (loss) on disposal	16	13	2,148
Selling price	211	239	2,671
less:
Cash and cash equivalents	(24)	(286)	(9)
Consolidated subsidiaries and businesses net of cash and cash equivalent disposed of	187	(47)	2,662

Investments in 2019 concerned: (i) the acquisition of  a 60% stake of SEA SpA, which supplies services and solutions for energy efficiency in the residential and industrial segments in Italy; (ii) the acquisition of the residual 32% interest in the joint operation Petroven Srl, which operates storage facilities of petroleum products.

Disposals in 2019 concerned the sale of 100% of the stake of Agip Oil Ecuador BV, which retains a service contract for the development of the Villano oil field.

Investments in 2018 concerned: (i) the acquisition of the business by Versalis Spa of the “bio” activities of the Mossi & Ghisolfi Group, related to development, industrialization, licensing of bio-chemical technologies and processes based on use of renewable sources for €75 million; (ii) the acquisition of the remaining 51% stake in the Gas Supply Company of Thessaloniki - Thessalia SA which distributes and sells gas in Greece for €24 million, net of cash acquired of €28 million; (iii) the acquisition of the company Mestni Plinovodi distribucija plina doo, which distributes and sells gas in Slovenia for €15 million, net of cash acquired for €1 million. The gain from bargain purchase, recognized in Other income and revenues, was due to the obtainable synergies from the greater ability to recover the investments made by the acquired company due to the combination of customer portfolios.

Disposals in 2018 concerned: (i) the loss of control of Eni Norge AS resulting from the business combination with Point Resources AS, with the establishment of the equity-accounted joint venture Vår Energi AS (Eni’s interest 69.60%), that will develop the project portfolio of the combined entities. The operation entailed the change in scope of consolidation of €2,486 million of net assets, of which cash and cash equivalents for €258 million, the recognition of the investment in Vår Energi AS for €3,498 million and a fair value gain of €889 million, net of negative exchange rate differences of €123 million; (ii) the sale of 98.99% (entire stake owned) of Tigáz Zrt and Tigáz Dso (100% Tigáz Zrt) operating in the gas distribution business in Hungary to the MET Holding AG group for €145 million net of cash divested of €13 million; (iii) the sale by Lasmo Sanga Sanga of the business relating to a 26.25% stake (entire stake owned) in the PSA of the Sanga Sanga gas and condensates field for €33 million; (iv) the sale of 100% of Eni Croatia BV, which owns shares of gas projects in Croatia to INA-Industrija Nafte dd for €20 million, net of cash divested of €15 million; (v) the sale of 100% of Eni Trinidad and Tobago Ltd, which holds a share of a gas project in Trinidad and Tobago for €10 million.